SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2004

TEXAS PACIFIC LAND TRUST
(Exact Name of Registrant as Specified in its Charter)

Not Applicable	1-737	75-0279735
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)	Identification Number)

1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:    214-969-5530

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12.         Results of Operations and Financial Condition.

        Texas Pacific Land Trust (the “Trust”) hereby incorporates by reference the contents of a Report of Operations — Unaudited, announcing certain of its financial results for the three months and year ended December 31, 2003, which was released to the press on January 30, 2004. A copy of the report of operations is furnished as Exhibit 99.1 to this Report on Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       TEXAS PACIFIC LAND TRUST

Date:	January 30, 2004 By:/s/ Roy Thomas Roy Thomas, General Agent and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Report of Operations - Unaudited of Texas Pacific Land Trust, for the Three Months and Year Ended December 31, 2003.